Exhibit 99.1

Ventas, Inc.	353 N. Clark Street, Suite 3300	Chicago, Illinois 60654	(877) 4-VENTAS	www.ventasreit.com

Contact:	Lori B. Wittman
(877) 4-VENTAS

VENTAS DECLARES PRORATED DIVIDEND IN CONNECTION WITH ACQUISITION OF AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

CHICAGO, IL (January 5, 2015) — Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) announced today that its Board of Directors has declared a prorated dividend on the Company’s common stock, conditioned upon the completion of its pending acquisition of American Realty Capital Healthcare Trust, Inc. (NASDAQ: HCT) (“HCT”) pursuant to a merger of HCT with and into a wholly owned subsidiary of Ventas (the “Merger”).

The dividend will be payable in cash to stockholders of record at the close of business on the last business day prior to the date on which the Merger becomes effective (the “Effective Time”).  The per share dividend amount payable by Ventas will be equal to the Company’s most recent quarterly dividend rate ($0.79), multiplied by the number of days elapsed since the Company’s last dividend record date (December 22, 2014) through and including the day immediately prior to the day on which the Effective Time occurs, divided by the actual number of days in the calendar quarter in which such dividend is declared (90).

The Merger is expected to occur on or after January 16, 2015, subject to the approval of stockholders of HCT and the satisfaction of customary closing conditions.  HCT has scheduled a special meeting of stockholders to consider and vote upon the proposed acquisition and related matters on January 15, 2015.  There can be no assurance that all such closing conditions will be satisfied by January 16, 2015, that the Effective Time will occur on January 16, 2015 or that the Merger will occur.

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust.  Its diverse portfolio of more than 1,500 assets in the United States, Canada and the United Kingdom consists of seniors housing communities, medical office buildings, skilled nursing facilities, hospitals and other properties.  Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States.  More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements.  These forward-looking statements are inherently uncertain, and actual

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results may differ from the Company’s expectations.  The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission.  These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including the Company’s pending acquisition of American Realty Capital Healthcare Trust, Inc. and investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s seniors housing communities and medical office buildings (“MOBs”) are located; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2014; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant or manager, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant or manager; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the UK Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) risks associated with the Company’s MOB portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (t) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (u) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (x) merger and acquisition activity in the seniors housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; (z) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on the Company’s earnings; and (aa) the impact of expenses related to the re-audit and re-review of the Company’s historical financial statements and related matters. Many of these factors are beyond the control of the Company and its management.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Ventas has filed with the SEC a registration statement on Form S-4, as amended, which contains a proxy statement of HCT and a prospectus of Ventas, and each party will file other documents with respect to Ventas’s proposed acquisition of HCT.  The registration statement on Form S-4, as amended, contains a preliminary proxy statement/prospectus and was declared effective by the SEC on December 15, 2014, and the definitive proxy statement/prospectus was mailed to HCT’s stockholders on or about December 15, 2014. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the definitive proxy statement/prospectus and other relevant documents filed by Ventas and HCT with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ventas with the SEC are also available free of charge on Ventas’s website at www.ventasreit.com, and copies of the documents filed by HCT with the SEC are available free of charge on HCT’s website at www.archealthcaretrust.com.

Participants in Solicitation Relating to the Merger

Ventas and HCT and their respective directors and executive officers may be deemed participants in the solicitation of proxies from HCT’s stockholders in respect of the proposed transaction.  Information regarding Ventas’s directors and executive officers can be found in Ventas’s definitive proxy statement for Ventas’s 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014.  Information regarding HCT’s directors and executive officers can be found in HCT’s definitive proxy statement for HCT’s 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014.  Additional information regarding the interests of such potential participants has been included in the registration statement and the definitive proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction.  These documents are available free of charge on the SEC’s website and from Ventas or HCT, as applicable, using the sources indicated above.

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